UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2025

Terra Innovatum Global N.V.

(Exact name of registrant as specified in its charter)

Netherlands	001-42901	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Via della Chiesa XXXII, 759 Lucca, Italy	55100
(Address of principal executive offices)	(Zip Code)

+39 0583 55797

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value EUR 0.01 per share	NKLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K for the event dated October 9, 2025 which was filed with the Securities and Exchange Commission on October 16, 2025 (the “Original Filing”) solely to include the financial statements of XIT Corp. (formerly GSR III Acquisition Corp.) (“GSR III”) as of and for the three and nine months ended September 30, 2025 as well as updated pro forma financial statements. Except as amended herewith, the Original Filing is not changed.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements of GSR III as of December 31, 2024 and 2023 and for the year ended December 31, 2024 and for the period from May 10, 2023 (inception) through December 31, 2023 are included in the Proxy Statement/Prospectus beginning on page F-19, which are incorporated herein by reference.

The audited financial statements of Terra Opco as of December 31, 2024 and 2023 and for the years ended December 31, 2024 and 2023 are included in the Proxy Statement/Prospectus beginning on page F-37, which are incorporated herein by reference.

The audited financial statements of New TopCo as of April 29, 2025 and for the period beginning April 29, 2025 (inception) and ended April 29, 2025, are included in the Proxy Statement/Prospectus beginning on page F-68, which are incorporated herein by reference.

The unaudited financial statements of GSR III as of June 30, 2025 and for the periods ended June 30, 2025 and 2024 are included in the Proxy Statement/Prospectus beginning on page F-2, which are incorporated herein by reference.

The unaudited financial statements of GSR III as of September 30, 2025 and for the periods ended September 30, 2025 and 2024 are filed as Exhibit 99.8 hereto.

The unaudited consolidated financial statements of New TopCo as of June 30, 2025 and for the periods ended June 30, 2025 and 2024 are included in the Proxy Statement/Prospectus beginning on page F-51, which are incorporated herein by reference.

The unaudited consolidated financial statements of New TopCo as of September 30, 2025 and for the periods ended September 30, 2025 and 2024 are incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 which was filed on November 17, 2025.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of New TopCo, Terra OpCo and GSR III as of and for the six months ended June 30, 2025 and for the year ended December 31, 2024 is incorporated by reference to Exhibit 99.1 hereto.

The unaudited pro forma condensed combined financial information of New TopCo, Terra OpCo and GSR III as of and for the nine months ended September 30, 2025 and for the year ended December 31, 2024 is incorporated by reference to Exhibit 99.9 hereto.

(d) Exhibits.

Exhibit No.	Description
2.1†	Business Combination Agreement, dated as of April 21, 2025, by and among GSR III Acquisition Corp. and Terra Innovatum, s.r.l. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed on April 25, 2025).
2.2	Plan of Merger, dated as of October 9, 2025, by and among GSR III Acquisition Corp., GSR III Cayman Merger Sub and Terra Innovatum Global, N.V. (incorporated by reference to Annex B to the Registration Statement on Form S-4 (File No. 333-287271) filed on September 11, 2025
3.1*	English Translation of Certified Articles of Association of Terra Innovatum Global, N.V.
3.2*	Board Regulations of Terra Innovatum Global, N.V.
4.1	Form of Terra Innovatum Global, N.V. Half Warrant (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on September 29, 2025).
4.2	Form of Terra Innovatum Global, N.V.. Quarter Warrant (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed on September 29, 2025).
4.3*	Form of Bridge Warrants
10.1*	Form of Amended and Restated Registration Rights Agreement, dated October 9, 2025 by and among Terra Innovatum Global, N.V. and the holders party thereto
10.2	Sponsor Support Agreement, dated as of April 21, 2025, by and among GSR III Acquisition Corp., Terra Innovatum s.r.l, and GSR III Sponsor LLC. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on April 25, 2025).
10.3*	First Amendment to the Sponsor Support Agreement, dated October 9, 2025, by and among GSR III Acquisition Corp., Terra Innovatum s.r.l, and GSR III Sponsor LLC.
10.4	Form of Securities Subscription Agreement (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on September 29, 2025).
10.5*	Assignment and Assumption Agreement, dated October 9, 2025
10.6#	Terra Innovatum Global, N.V. 2025 Equity Incentive Plan (incorporated by reference to Annex G to the Registration Statement on Form S-4 (File No. 333-287271) filed on September 11, 2025).
14*	Code of Conduct and Ethics
21.1*	List of Subsidiaries.
99.1*	The unaudited pro forma condensed combined financial information of Terra and GSR III as of and for the six months ended June 30, 2025 and for the year ended December 31, 2024
99.2*	Joint Press Release, dated October 9, 2025.
99.3*	Audit Committee Charter
99.4*	Compensation Committee Charter
99.5*	Nominating and Corporate Governance Committee Charter
99.6*	Compensation Recovery Policy
99.7*	Insider Trading Policy
99.8**	The unaudited financial statements of GSR III as of September 30, 2025 and for the periods ended September 30, 2025 and 2024
99.9**	The unaudited pro forma condensed combined financial information of New TopCo, Terra OpCo and GSR III as of and for the nine months ended September 30, 2025 and for the year ended December 31, 2024
104*	Cover Page Interactive Data File (formatted as Inline XBRL)

†	The annexes, schedules, and certain exhibits to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the SEC upon request.

*	Incorporated by reference to the like-numbered Exhibit to the Current Report on Form 8-K for the event dated October 9, 2025 and filed on October 16, 2025.

**	Filed herewith.

#	Indicates management contract or compensatory plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA INNOVATUM GLOBAL, N.V.

Date: November 17, 2025	By:	/s/ Alessandro Petruzzi
	Name:	Alessandro Petruzzi
	Title:	Chief Executive Officer

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